SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 16, 2013

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

CNB Financial Corporation held its Annual Meeting of Shareholders on April 16, 2013 for the purpose of selecting four directors, to ratify the appointment of independent auditors, and to transact other business as would properly come before the meeting.

Results of shareholder voting on the class 2 directors were as follows:

	Richard L. Greslick, Jr.	Dennis L. Merrey	Deborah Dick Pontzer	Charles H. Reams
For	6,831,382	6,922,670	7,000,518	7,004,020
Against or Withheld	560,282	468,994	391,146	387,644
Abstentions and Broker Non-Votes	1,942,915	1,942,915	1,942,915	1,942,915

Results of ratification of Crowe Horwath LLP as independent auditors were as follows:

For	9,237,019
Against or Withheld	55,115
Abstentions and Broker Non-Votes	42,445

The total shares voted at the annual meeting were 9,334,579.

The Corporation’s press release regarding the results of the Annual Meeting is filed herewith and incorporated by reference herein.

Item 8.01.	Other Events

CNB Financial Corporation shareholders and CNB Bank each held separate annual meetings on April 16, 2013.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits: Exhibit 99.1 News Release announcing annual meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: April 17, 2013	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer

Exhibit Index

Number	Description

Exhibit 99.1	News Release announcing annual meeting.